EXHIBIT 32.2
                                                                    ------------


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Extended Systems Incorporated on Form 10-K for the year ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Valerie A. Heusinkveld, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Extended Systems Incorporated.




/S/ VALERIE A. HEUSINKVELD
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Valerie A. Heusinkveld
Chief Financial Officer
October 17, 2005